Exhibit 99.1

Almost Family, Inc. Steve Guenthner (502) 891-1000	The Ruth Group Investor Relations Nick Laudico/Zack Kubow (646) 536-7030/7020 nlaudico@theruthgroup.com zkubow@theruthgroup.com

Almost Family Reports Third Quarter 2009 Results

Recent Company Highlights:
•	Net service revenues increased 31% to $76.3 million
•	Visiting Nurse (VN) segment net revenues rose 35% to $65.7 million
•	Quarterly operating cash flow of $7.8 million – strongest in the Company’s history
•	Net income increased 31% to $6.2 million
•	Diluted EPS increased 30% to $0.73 per share
•	Raised $28 million in the Company’s Equity Distribution Program -- cash on hand plus bank credit facility make $80 million available to fund acquisitions

Louisville, KY, November 4, 2009 – Almost Family, Inc. (Nasdaq: AFAM), a leading regional provider of home health nursing services, announced today its financial results for the three months ended September 30, 2009.

William Yarmuth, Chief Executive Officer, commented, “We’re very pleased to once again report record operating results, especially in what is seasonally a down quarter in our Florida markets.  Despite the immense amount of noise surrounding Federal health care reform activities, our managers have maintained their focus on our patients and referral sources to achieve these results.  Whatever the outcome of the current health care reform efforts might bring, we are positioning our Company to thrive and grow as a major consolidator in the home health care industry.”

Third Quarter Financial Results

Almost Family reported third quarter 2009 net service revenues of $76.3 million, a 31% increase from $58.4 million in the third quarter of 2008.

Net income for the third quarter of 2009 was $6.2 million, or $0.73 per diluted share, compared to $4.7 million, or $0.56 per diluted share, in the third quarter of 2008.  The weighted average shares outstanding for purposes of calculating diluted earnings per share increased 1% between periods.

Almost Family Reports Third Quarter 2009 Results
Page Two
November 4, 2009

Third Quarter Segment Results

Net revenues in the Visiting Nurse segment for the third quarter of 2009 were $65.7 million, a 35% increase from $48.6 million in the third quarter of 2008.  The total revenue growth of $17.1 million came from a 24% organic growth rate plus $7.1 million from acquired operations.  Organic Medicare admissions growth was 11% and organic Medicare Episodic growth was 25%.  Operating income before corporate expense in the VN segment for the third quarter of 2009 was $13.4 million, a 34% increase from $10.0 million in the third quarter of 2008.

Net revenues in the Personal Care (PC) segment for the third quarter of 2009 were $10.6 million, an 8% increase from $9.8 million in the third quarter of 2008.  Operating income before unallocated corporate expense in the PC segment for the third quarter of 2009 was $1.3 million, a 40% increase from $902,000 in the third quarter of 2008.

The Company also noted that its Visiting Nurse segment operations located in Florida normally experience higher admissions during the first quarter and lower admissions during the third quarter than in the other quarters due to seasonal population fluctuations.

Nine Month Period Ended September 30, 2009

Almost Family reported net service revenues for the nine month period ended September 30, 2009 of $219.8 million, a 51% increase from $145.6 million in the same period of 2008.

Net income for the nine month period of 2009 was $17.8 million, or $2.14 per diluted share, compared to $11.1 million, or $1.52 per diluted share, in the nine month period of 2008.

Nine Month Period Segment Results

Net revenues in the Visiting Nurse segment for the nine month period of 2009 were $188.4 million, a 61% increase from $117.3 million in the nine month period of 2008.  The total revenue growth of $71.1 million came from a 32% organic growth rate plus $39.7 million from acquired operations.  Operating income before corporate expense in the VN segment for the nine month period of 2009 was $38.9 million, a 62% increase from $24.0 million in the same period of 2008.

Net revenues in the Personal Care (PC) segment for the nine month period of 2009 were $31.4 million, an 11% increase from $28.3 million in the nine month period of 2008.  Operating income before unallocated corporate expense in the PC segment for the nine month period of 2009 was $3.6 million, a 48% increase from $2.4 million in the nine month period of 2008.

Stock Offering

In the quarter ended September 30, 2009, the Company sold 967,556 shares of its common stock in a series of open market transactions at a weighted average price of $29.71.  Net proceeds of approximately $28 million were used to repay obligations under the Company’s bank credit facility.  As of September 30, 2009, the Company had approximately $10 million in cash on hand.

Almost Family Reports Third Quarter 2009 Results
Page Three
November 4, 2009

Conference Call

A conference call to review the results will begin at 11:00 a.m. ET on November 4, 2009, and will be hosted by William Yarmuth, Chief Executive Officer, and Steve Guenthner, Chief Financial Officer. To participate in the conference call, please dial 1-877-407-0789 (USA) or 1-201-689-8562 (International).  In addition, a dial-up replay of the conference call will be available beginning November 4, 2009 at 2:00 p.m. ET and ending on November 18, 2009. The replay telephone number is 1-877-660-6853 (USA) or 1-201-612-7415 (International). Account Number: 3055 and Passcode: 335866.

A live Web cast of the call will also be available from the Investor Relations section of the corporate Web site at http://www.almostfamily.com. A Web cast replay can be accessed on the corporate Web site beginning November 4, 2009 at approximately 2:00 p.m. ET and will remain available until December 4, 2009.

Almost Family Reports Third Quarter 2009 Results
Page Four
November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
	Three months ended September 30,
	2009	2008
Net service revenues	$76,294,375	$58,437,365
Cost of service revenues	35,779,006	26,953,672
Gross margin	40,515,369	31,483,693
General and administrative expenses:
Salaries and benefits	20,799,942	16,352,793
Other	9,378,248	7,262,549
Total general and administrative expenses	30,178,190	23,615,342
Operating income	10,337,179	7,868,351
Interest expense, net	(156,326)	(355,077)
Income from continuing operations before income taxes	10,180,853	7,513,274
Income tax expense	(3,985,767)	(2,729,479)
Net income from continuing operations	6,195,086	4,783,795
Discontinued operations, net of tax benefits of $18,384 and $12,759	(28,624)	(79,039)
Net income	$6,166,462	$4,704,756

Per share amounts-basic:
Average shares outstanding	8,282,209	8,137,326
Income from continued operations	$0.75	$0.59
Loss from discontinued operations	-	(0.01)
Net income	$0.75	$0.58

Per share amounts-diluted:
Average shares outstanding	8,457,329	8,357,332
Income from continued operations	$0.73	$0.57
Loss from discontinued operations	-	(0.01)
Net income	$0.73	$0.56

Almost Family Reports Third Quarter 2009 Results
Page Five
November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
	Nine months ended September 30,
	2009	2008
Net service revenues	$219,828,607	$145,621,947
Cost of service revenues	102,494,108	67,995,016
Gross margin	117,334,499	77,626,931
General and administrative expenses:
Salaries and benefits	60,469,972	39,805,479
Other	26,840,565	18,875,416
Total general and administrative expenses	87,310,537	58,680,895
Operating income	30,023,962	18,946,036
Interest expense, net	(673,186)	(733,833)
Income from continuing operations before income taxes	29,350,776	18,212,203
Income tax expense	(11,488,120)	(6,996,271)
Net income from continuing operations	17,862,656	11,215,932
Discontinued operations, net of tax benefits of $27,061 and $63,661	(106,999)	(119,165)
Net income	$17,755,657	$11,096,767

Per share amounts-basic:
Average shares outstanding	8,164,360	7,111,182
Income from continued operations	$2.19	$1.58
Loss from discontinued operations	(0.01)	(0.02)
Net income	$2.18	$1.56

Per share amounts-diluted:
Average shares outstanding	8,318,411	7,298,718
Income from continued operations	$2.15	$1.54
Loss from discontinued operations	(0.01)	(0.02)
Net income	$2.14	$1.52

Almost Family Reports Third Quarter 2009 Results
Page Six
 November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30, 2009
ASSETS	(UNAUDITED)	December 31, 2008
CURRENT ASSETS:
Cash and cash equivalents	$10,072,590	$1,301,178
Accounts receivable - net	38,404,378	34,760,021
Prepaid expenses and other current assets	2,930,547	3,113,737
Deferred tax assets	7,098,046	4,437,979
TOTAL CURRENT ASSETS	58,505,561	43,612,915

PROPERTY AND EQUIPMENT - NET	4,095,383	4,199,067

GOODWILL	98,179,505	92,170,091

OTHER INTANGIBLE ASSETS	14,613,918	16,715,369

OTHER ASSETS	576,137	518,317
	$175,970,505	$157,215,759

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$5,293,798	$5,320,763
Accrued other liabilities	19,502,196	22,436,430
Current portion - capital leases and notes payable	493,210	4,774,249
TOTAL CURRENT LIABILITIES	25,289,204	32,531,442

LONG-TERM LIABILITIES:
Revolving credit facility	-	23,998,428
Capital lease obligations	-	111,002
Notes payable	4,300,000	3,100,000
Deferred tax liabilities	3,218,179	1,215,816
Other liabilities	1,149,412	1,476,843
TOTAL LONG-TERM LIABILITIES	8,667,591	29,902,089
TOTAL LIABILITIES	33,956,795	62,433,531

STOCKHOLDERS' EQUITY:
Preferred stock, par value $0.05; authorized
2,000,000 shares; none issued or outstanding	-	-
Common stock, par value $0.10; authorized
25,000,000; 9,146,295 and 8,136,723
issued and outstanding	914,630	813,672
Additional paid-in capital	94,310,539	64,935,673
Retained earnings	46,788,541	29,032,883
TOTAL STOCKHOLDERS' EQUITY	142,013,710	94,782,228
	$175,970,505	$157,215,759

Almost Family Reports Third Quarter 2009 Results
Page Seven
November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	Nine months ended September 30,
	2009	2008
Cash flows from operating activities:
Net income	$17,755,657	$11,096,767
Loss from discontinued operations	(106,999)	(119,165)
Income from continuing operations	17,862,656	11,215,932
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	1,752,952	1,151,087
Provision for uncollectible accounts	3,164,030	2,375,792
Stock-based compensation	1,218,909	527,462
Deferred income taxes	(657,704)	(1,152,716)
	23,340,843	14,117,557
Change in certain net assets, net of the effects of acquisitions:
(Increase) decrease in:
Accounts receivable	(6,642,774)	(11,716,548)
Prepaid expenses and other current assets	183,190	(789,821)
Other assets	(57,821)	(26,455)
Increase (decrease) in:
Accounts payable and accrued expenses	(22,981)	2,154,591
Net cash provided by operating activities	16,800,457	3,739,324

Cash flows from investing activities:
Capital expenditures	(1,382,133)	(621,360)
Acquisitions, net of cash acquired	(6,406,358)	(58,593,323)
Net cash used in investing activities	(7,788,491)	(59,214,683)

Cash flows from financing activities:
Net revolving credit facility (repayments) borrowings	(23,998,428)	14,096,873
Proceeds from stock option exercises	78,110	54,876
Tax benefit from non-qualified stock option exercises	211,417	84,448
Proceeds from stock offering, net	27,967,387	41,820,562
Principal payments on capital leases and notes payable	(4,392,041)	(200,086)
Net cash (used in) provided by financing activities	(133,555)	55,856,673

Cash flows from discontinued operations:
Operating activities	(106,999)	(119,165)
Investing activities	-	-
Financing activities	-	-
Net cash used in discontinued operations	(106,999)	(119,165)

Net increase in cash and cash equivalents	8,771,412	262,149
Cash and cash equivalents at beginning of period	1,301,178	473,222
Cash and cash equivalents at end of period	$10,072,590	$735,371

Summary of non-cash investing and financing activities:
Acquisitions funded by notes payable	$1,200,000	$3,000,000
Acquisitions funded by stock	$-	$1,000,000

Almost Family Reports Third Quarter 2009 Results
Page Eight
 November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS

	Three months ended September 30,
	2009		2008		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$65,738,993	86.2%	$48,621,039	83.2%	$17,117,954	35.2%
Personal Care	10,555,382	13.8%	9,816,326	16.8%	739,056	7.5%
	76,294,375	100.0%	$58,437,365	100.0%	17,857,010	30.6%
Operating income:
Visiting Nurse	13,418,391	20.4%	$10,000,146	20.6%	3,418,245	34.2%
Personal Care	1,263,325	12.0%	901,983	9.2%	361,342	40.1%
	14,681,716	19.2%	10,902,129	18.7%	3,779,587	34.7%
Corporate expenses	4,344,538	5.7%	3,033,778	5.2%	1,310,759	43.2%
Operating income	10,337,178	13.5%	7,868,351	13.5%	2,468,828	31.4%
Interest expense, net	(156,326)	0.2%	(355,077)	0.6%	(198,751)	-56.0%
Income tax expense	(3,985,767)	5.2%	(2,729,479)	4.7%	1,256,288	46.0%
Net income from continuing operations	$6,195,086	8.1%	$4,783,795	8.2%	$1,411,290	29.5%

EBITDA from continuing operations	$11,385,337	14.9%	$8,571,218	14.7%	$2,814,119	32.8%

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS

	Nine months ended September 30,
	2009		2008		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$188,443,726	85.7%	$117,317,207	80.6%	$71,126,519	60.6%
Personal Care	31,384,881	14.3%	28,304,740	19.4%	3,080,141	10.9%
	219,828,607	100.0%	$145,621,947	100.0%	74,206,660	51.0%
Operating income:
Visiting Nurse	38,902,918	20.6%	$24,037,766	20.5%	14,865,152	61.8%
Personal Care	3,597,234	11.5%	2,425,635	8.6%	1,171,599	48.3%
Operating income before unallocated corporate expenses	42,500,152	19.3%	26,463,401	18.2%	16,036,751	60.6%
Corporate expenses	12,476,189	5.7%	7,517,365	5.2%	4,958,824	66.0%
Operating income	30,023,962	13.7%	18,946,036	13.0%	11,077,927	58.5%
Interest expense, net	(673,186)	0.3%	(733,833)	0.5%	(60,647)	-8.3%
Income taxes	(11,488,120)	5.2%	(6,996,271)	4.8%	4,491,849	64.2%
Net income from continuing operations	$17,862,656	8.1%	$11,215,932	7.7%	$6,646,725	59.3%

EBITDA from continuing operations	$32,995,823	15.0%	$20,624,585	14.2%	$12,371,238	60.0%

Almost Family Reports Third Quarter 2009 Results
Page Nine
November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Three months ended September 30,
	2009	2008	Change
	Amount	Amount	Amount	%

Average number of locations	82	64	18	28.1%

All payors:
Admissions	12,878	10,339	2,539	24.6%
Billable visits	416,328	309,183	107,145	34.7%

Medicare statistics:
Revenue	$59,380,507	$43,374,706	$16,005,801	36.9%
Percentage of total revenues	90.3%	89.2%
Billable visits	360,681	261,426	99,255	38.0%
Admissions	11,616	9,479	2,137	22.5%
Episodes started	19,479	14,562	4,917	33.8%

Revenue per completed episode	$3,002	$2,926	$76	2.6%
Visits per episode	17.8	17.4	0.4	2.4%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Three months ended September 30,
	2009	2008	Change
	Amount	Amount	Amount	%
Average number of locations	23	22	1	4.5%

Admissions	804	861	(57)	-6.6%
Patient days of care	152,272	137,878	14,394	10.4%
Billable hours	590,662	544,512	46,150	8.5%

Revenue per billable hours	$17.87	$18.03	$(0.16)	-0.9%

Almost Family Reports Third Quarter 2009 Results
Page Ten
November 4, 2009

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Nine months ended September 30,
	2009	2008	Change
	Amount	Amount	Amount	%

Average number of locations	78	58	20	34.5%

All payors:
Admissions	38,532	28,149	10,383	36.9%
Billable visits	1,194,139	737,318	456,821	62.0%

Medicare statistics:
Revenue	$169,098,518	$107,772,323	$61,326,195	56.9%
Percentage of total revenues	89.7%	91.9%
Billable visits	1,025,210	654,542	370,668	56.6%
Admissions	34,968	25,702	9,266	36.0%
Episodes started	56,703	37,401	19,302	51.6%

Revenue per completed episode	$2,943	$2,832	$111	3.9%
Visits per episode	17.5	17.2	0.3	1.9%

ALMOST FAMILY, INC. AND SUBSIDIARIES
PERSONAL CARE SEGMENT OPERATING METRICS

	Nine months ended September 30,
	2009	2008	Change
	Amount	Amount	Amount	%
Average number of locations	22	22	-	-

Admissions	2,445	2,586	(141)	-5.5%
Patient days of care	448,331	401,539	46,792	11.7%
Billable hours	1,756,498	1,563,377	193,121	12.4%

Revenue per billable hours	$17.87	$18.10	$(0.23)	-1.3%

Non-GAAP Financial Measure
The information provided in the tables in this release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) rules.  In accordance with SEC rules, the Company has provided, in the supplemental information and the footnotes to the tables, a reconciliation of those measures to the most directly comparable GAAP measures.

Almost Family Reports Third Quarter 2009 Results
Page Eleven
November 4, 2009

EBITDA:
EBITDA is defined as income before depreciation and amortization, net interest expense and income taxes. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America. It should not be considered in isolation or as a substitute for net income,  operating income,  cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from EBITDA are significant components in understanding and evaluating financial performance and liquidity. Management routinely calculates and communicates EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within our industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value. EBITDA is also used in certain covenants contained in our credit agreement.

The following tables set forth a reconciliation of Continuing Operations Net Income to EBITDA:

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF EBITDA

	Three months ended September 30,
	2009	2008
Net income from continuing operations	$6,195,086	$4,783,795
Add back:
Interest expense	156,326	355,077
Income tax expense	3,985,767	2,729,479
Depreciation and amortization	600,936	508,737
Amortization of stock-based compensation	447,222	194,130
Earnings before interest, income taxes,
depreciation and amortization (EBITDA)
from continuing operations	$11,385,337	$8,571,218

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF EBITDA

	Nine months ended September 30,
	2009	2008
Net income from continuing operations	$17,862,656	$11,215,932
Add back:
Interest expense	673,186	733,833
Income tax expense	11,488,120	6,996,271
Depreciation and amortization	1,752,952	1,151,087
Amortization of stock-based compensation	1,218,909	527,462
Earnings before interest, income taxes,
depreciation and amortization (EBITDA)
from continuing operations	$32,995,823	$20,624,585

About Almost Family
Almost Family, Inc., founded in 1976, is a leading regional provider of home health nursing services, with branch locations in Florida, Kentucky, Connecticut, New Jersey, Ohio, Massachusetts,   Alabama,   Missouri,   Illinois,   Pennsylvania,  and Indiana (in order of revenue significance). Almost Family, Inc. and its subsidiaries operate a Medicare-certified visiting nurse segment and a personal care segment. Altogether, Almost Family operates over 100 branch locations in 11 U.S. states.

Almost Family Reports Third Quarter 2009 Results
Page Twelve
November 4, 2009

Forward Looking Statements
All statements, other than statements of historical facts, included in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "project," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: regulatory approvals or third party consents may not be obtained, the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; the ability of the Company to integrate acquired operations; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in, or failure to comply with, laws and interpretations of laws relating to the healthcare industry; and the Company’s self-insurance risks.  For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2008, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.” The Company undertakes no obligation to update or revise its forward-looking statements.